UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6581

Name of Fund:  Merrill Lynch Dragon Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Dragon Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Dragon Fund, Inc.


Annual Report
December 31, 2003



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Dragon Fund, Inc.


Portfolio Information as of December 31, 2003 (unaudited)


                                           Percent of
Ten Largest Equity Holdings                Net Assets

Samsung Electronics                            7.7%
DBS Group Holdings Limited                     2.8
Hyundai Mobis                                  2.8
Kookmin Bank                                   2.6
Bangkok Bank Public Company Limited
   (Foreign)                                   2.3
SK Telecom Co., Ltd.                           2.2
Total Access Communication Public Company
   Limited                                     2.1
POSCO (ADR)                                    2.1
China Steel Corporation                        2.1
Cheung Kong (Holdings) Ltd.                    2.0


                                           Percent of
Five Largest Industries*                   Net Assets

Commercial Banks                              10.9%
Electronic Equipment & Instruments             9.1
Real Estate                                    7.2
Diversified Financial Services                 7.1
Wireless Telecommunication Services            6.6

*For Fund compliance purposes, "Industries" means any one or more industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


                                           Percent of
Asset Allocation                          Net Assets*

South Korea                                   27.7%
Taiwan                                        17.6
Hong Kong                                     16.4
Thailand                                      10.9
Singapore                                      9.5
Malaysia                                       7.4
Indonesia                                      5.9
China                                          3.4
India                                          0.9

*Total may not equal 100%.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



A Letter From the President


Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with global economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. To be sure, 2003 came in like a lamb and went out like a lion. Or, some might suggest, the year started as a bear and ended as a bull.

Notably, the U.S. stock market exceeded the expectations of even the optimistic investor, with the Standard & Poor's 500 Index and the Nasdaq posting respective 12-month returns of +28.68% and +50.01% as of December 31, 2003. Notwithstanding the impressive results, several foreign stock markets eclipsed the U.S. market returns in dollar terms. Overall, the Morgan Stanley Capital International
(MSCI) World Index, which measures the performance of equity markets in 23 developed countries worldwide, returned +33.11% over the past 12 months. Several emerging markets also fared particularly well, with Thailand's equity market up 139% and Brazil's up 131% for the year.

As we begin a new year, it is heartening to note that a global economic expansion appears to be underway. In 2003, the U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. Gross domestic product growth rallied from a dismal 1.4% in the first quarter of the year to an extraordinary 8.2% in the third quarter. In Europe, the central bank initiated a more active monetary policy in an effort to rouse economic growth. The economies of several Asian countries experienced strong growth in 2003. China, in particular, is expected to grow at an annualized rate of 8% for 2003-2004. Encouragingly, Japan, the world's second-largest economy, finally appeared to be emerging from a long period of deflation. Elsewhere, Latin America benefited from a combination of declining global risk and relative political stability. It has been a long road for equity investors, but coming into 2004, the events and efforts of 2003 leave us with stronger economies around the world.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.


Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


Asian markets participated fully in the global equity market rally that ensued this year, allowing the Fund to post attractive returns in line with that of its benchmark.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2003, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +44.88%, +43.77%, +43.62% and +45.16%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Morgan Stanley Capital International (MSCI) All Country Far East (ex-Japan) Index, returned +44.96% and the Fund's comparable Lipper category of Pacific (ex-Japan) Region Funds had an average return of +46.09%. (Funds in this Lipper category concentrate their investment in equity securities with primary trading markets or operations in the Pacific region, but do not invest in Japan.)

After three years of lackluster performance, Asian markets performed strongly in 2003 amid expectations of global economic recovery. In March, the markets began to anticipate that the accommodative monetary policy across the globe and, in Asia, the explosive growth in China, would lead to the strong macroeconomic data that we saw in the second half of the year.

Markets that performed best during the year were those with high leverage to the global economy, those with exposure to China or those experiencing domestic economic reflation. The theme played out particularly well for the Fund. Our large overweight in Thailand, where domestic reflation resulted in strong stock price appreciation, benefited performance significantly. The year brought improving domestic confidence and low interest rates, which translated into property price appreciation and increased retail involvement in the stock market. Also benefiting Fund performance was an underweight position in Singapore. As a more defensive market, Singapore suffered in a period where stocks rallied across the region.

Our holdings in commodities stocks, such as Sinopec Shanghai Petrochemical Company Limited and PTT Public Company Limited, proved to be an effective way of playing the economic cycle. Rampant demand from China increased raw material capacity utilization and heralded the beginning of a new pricing cycle in this area. Agricultural commodities were caught up in this dynamic, and holdings such as COFCO International Limited and Global Bio-chem Technology Group Company Limited also outperformed as a result.


What changes were made to the portfolio during the period?

Throughout the period, as our confidence in the strength of the global economic cycle increased, we gradually moved our portfolio positioning away from defensive names into stocks more likely to benefit from economic recovery. For example, we reduced our telecommunications holdings through sales of China Unicom Limited, SK Telecom Co., Ltd. and KT Freetel (a South Korean mobile phone operator), and increased our holdings of materials stocks, such as Sinopec Shanghai Petrochemical Company Limited, Formosa Chemicals & Fibre Corporation and PTT Public Company Limited (a Thai gas and oil company).

We increased our weighting in Thailand from 2.2% of portfolio assets at the end of December 2002 to 10.9% as of December 31, 2003. We also added to our positions in Indonesia, bringing our allocation there from 0% to 5.9%. These moves were precipitated by the increasing signs of corporate earnings recovery and our belief that domestic liquidity would find its way into the stock market.

Toward the end of the year, we reduced our large overweight position in China, bringing the allocation from 15.8% at the end of 2002 to 3.4% at the end of 2003. This was accomplished through sales of stocks such as Sinotrans Limited and Huaneng Power International, Inc. We believe the very strong growth China has experienced over the last year has created fears of capital misallocation and will encourage the central bank to tighten credit. Such a scenario could lead to a slowdown in earnings growth and subsequent equity market underperformance.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



How would you characterize the portfolio's position at the close of the period?

In the wake of significant fiscal and monetary stimulus, investors monitoring economic data and confidence indicators over the past year have seen confirmation of a strengthening global economy. The improving economic conditions, combined with Chinese demand and domestic reflation, remain powerful positive forces for equity market performance in Asia.

We continue to believe that Asian markets will move higher during this economic cycle. In the near term, however, we are slightly concerned about the performance of several markets. China, in particular, appears ready for a correction, in consideration of the reasons noted earlier. However, on the whole, we believe that reasonable valuations and strong growth prospects make the region an attractive area for investment. With that, we continue to concentrate on areas of the market with undemanding valuations that offer upside potential through the global economic recovery or local market and/or stock-specific factors.


Nicholas D. Moakes
Vice President and Portfolio Manager

January 8, 2004



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Performance Data (continued)


Recent Performance Results

                                                                                10-Year/
                                                6-Month        12-Month     Since Inception
As of December 31, 2003                       Total Return   Total Return     Total Return
ML Dragon Fund, Inc. Class A Shares*             +34.49%        +44.88%          -38.17%
ML Dragon Fund, Inc. Class B Shares*             +33.95         +43.77           -42.96
ML Dragon Fund, Inc. Class C Shares*             +33.91         +43.62           -38.18
ML Dragon Fund, Inc. Class I Shares*             +34.66         +45.16           -31.98
MSCI All Country Far East (Ex-Japan) Index**     +31.69         +44.96       -30.16/-25.31

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's 10-year/since inception periods are 10 years for Class A &
Class B Shares and from 10/21/94 for Class C & Class I Shares.

**This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the
Philippines, Singapore, China, Taiwan and Thailand that are freely purchasable by foreign investors. Ten-year/since inception total returns are for 10 years and from 10/31/94.


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares


A line graph illustrating the growth of a $10,000 investment in ML Dragon Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in MSCI All Country Far East (Ex-Japan)
Index++++. Values illustrated are as follows:


ML Dragon Fund, Inc.++
Class A Shares*

Date                              Value

December 1993                   $ 9,475.00
December 1994                   $ 7,841.00
December 1995                   $ 8,418.00
December 1996                   $ 9,537.00
December 1997                   $ 5,638.00
December 1998                   $ 4,714.00
December 1999                   $ 8,471.00
December 2000                   $ 5,339.00
December 2001                   $ 4,857.00
December 2002                   $ 4,043.00
December 2003                   $ 5,858.00


ML Dragon Fund, Inc.++
Class B Shares*

Date                              Value

December 1993                   $10,000.00
December 1994                   $ 8,214.00
December 1995                   $ 8,747.00
December 1996                   $ 9,833.00
December 1997                   $ 5,762.00
December 1998                   $ 4,779.00
December 1999                   $ 8,524.00
December 2000                   $ 5,333.00
December 2001                   $ 4,806.00
December 2002                   $ 3,968.00
December 2003                   $ 5,704.00


MSCI All Country Far East (Ex-Japan) Index++++

Date                              Value

December 1993                   $10,000.00
December 1994                   $ 8,252.00
December 1995                   $ 8,981.00
December 1996                   $ 9,981.00
December 1997                   $ 5,559.00
December 1998                   $ 5,291.00
December 1999                   $ 8,577.00
December 2000                   $ 5,421.00
December 2001                   $ 5,308.00
December 2002                   $ 4,818.00
December 2003                   $ 6,984.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++ML Dragon Fund, Inc. invests primarily (at least 65% of the Fund's net assets) in developing Asia-Pacific equity and debt securities.

++++This unmanaged capitalization-weighted index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the Philippines, Singapore, China, Taiwan and Thailand that are freely purchasable by foreign investors.

Past performance is not predictive of future results.



Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/03                 +44.88%          +37.28%
Five Years Ended 12/31/03               + 4.44           + 3.32
Ten Years Ended 12/31/03                - 4.69           - 5.21

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/03                 +43.77%          +39.77%
Five Years Ended 12/31/03               + 3.60           + 3.25
Ten Years Ended 12/31/03                - 5.46           - 5.46

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares


A line graph illustrating the growth of a $10,000 investment in ML Dragon Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in MSCI All Country Far East (Ex-Japan)
Index++++. Values illustrated are as follows:


ML Dragon Fund, Inc.++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
December 1994                   $ 8,902.00
December 1995                   $ 9,477.00
December 1996                   $10,655.00
December 1997                   $ 6,246.00
December 1998                   $ 5,181.00
December 1999                   $ 9,232.00
December 2000                   $ 5,776.00
December 2001                   $ 5,211.00
December 2002                   $ 4,304.00
December 2003                   $ 6,182.00


ML Dragon Fund, Inc.++
Class I Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
December 1994                   $ 8,450.00
December 1995                   $ 9,079.00
December 1996                   $10,313.00
December 1997                   $ 6,109.00
December 1998                   $ 5,118.00
December 1999                   $ 9,218.00
December 2000                   $ 5,832.00
December 2001                   $ 5,316.00
December 2002                   $ 4,439.00
December 2003                   $ 6,444.00


MSCI All Country Far East (Ex-Japan) Index++++

Date                              Value

10/31/1994**                    $10,000.00
December 1994                   $ 8,824.00
December 1995                   $ 9,604.00
December 1996                   $10,674.00
December 1997                   $ 5,945.00
December 1998                   $ 5,658.00
December 1999                   $ 9,172.00
December 2000                   $ 5,797.00
December 2001                   $ 5,676.00
December 2002                   $ 5,152.00
December 2003                   $ 7,469.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Dragon Fund, Inc. invests primarily (at least 65% of the Fund's net assets) in developing Asia-Pacific equity and debt securities.

++++This unmanaged capitalization-weighted index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the Philippines, Singapore, China, Taiwan and Thailand that are freely purchasable by foreign investors. The starting date for the Index in the graph is from 10/31/94.

Past performance is not predictive of future results.



Average Annual Total Return


                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/03                 +43.62%          +42.62%
Five Years Ended 12/31/03               + 3.59           + 3.59
Inception (10/21/94)
through 12/31/03                        - 5.10           - 5.10

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/03                 +45.16%          +37.54%
Five Years Ended 12/31/03               + 4.72           + 3.59
Inception (10/21/94)
through 12/31/03                        - 4.11           - 4.67

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Schedule of Investments
                                                                                                    Value        Percent of
Country      Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
China        Food, Beverage       3,087,200   Global Bio-chem Technology Group Company
             & Tobacco                        Limited                                               $    1,908,723     1.4%

             Oil & Gas              650,900   CNOOC Limited                                              1,274,368     1.0

             Wireless               435,000   China Mobile (Hong Kong) Limited                           1,336,332     1.0
             Telecommunication
             Services

                                              Total Common Stocks in China                               4,519,423     3.4


Hong Kong    Agricultural         9,258,000 ++Euro-Asia Agricultural (Holdings) Company Limited                 12     0.0
             Operations

             Airlines               742,000   Cathay Pacific Airways                                     1,409,720     1.1

             Chemicals            4,474,000   Sinopec Shanghai Petrochemical Company Limited             1,988,163     1.5

             Commercial Banks       650,900   Bank of East Asia, Ltd.                                    1,999,583     1.5

             Computers            1,646,000   TCL International Holdings Limited                           726,151     0.6

             Diversified            340,700   Dah Sing Financial Group                                   2,534,317     1.9
             Financial Services

             Diversified            124,100   Swire Pacific Limited 'A'                                    765,674     0.6
             Industrial

             Electrical           3,426,000 ++China Resources Power Holdings Company
                                              Limited                                                    1,599,677     1.2

             Media                  264,000   Television Broadcasts Ltd.                                 1,332,990     1.0

             Real Estate            336,000   Cheung Kong (Holdings) Ltd.                                2,672,472     2.0
                                  1,515,000   Hang Lung Development Company Limited                      1,892,872     1.4
                                    214,537   Sun Hung Kai Properties Ltd.                               1,775,465     1.4
                                                                                                    --------------   ------
                                                                                                         6,340,809     4.8

             Retail--Apparel        485,600   Esprit Holdings Limited                                    1,616,874     1.2

             Textiles             1,849,800   Texwinca Holdings Limited                                  1,346,201     1.0

                                              Total Common Stocks in Hong Kong                          21,660,171    16.4


India        Motor Vehicles         117,000   Hero Honda Motors Ltd.                                     1,151,024     0.9

                                              Total Common Stocks in India                               1,151,024     0.9


Indonesia    Automobiles          2,378,000   PT Astra International Tbk                                 1,411,695     1.1

             Commercial Banks    14,756,500   PT Bank Mandiri                                            1,752,033     1.3
                                  6,338,500 ++PT Bank Rakyat Indonesia                                     940,709     0.7
                                                                                                    --------------   ------
                                                                                                         2,692,742     2.0

             Food                 5,771,000   PT Indofood Sukses Makmur Tbk                                548,151     0.4

             Telecommunications   2,057,000   PT Telekomunikasi Indonesia                                1,648,531     1.2

             Telephone Service      856,000   PT Indonesian Satellite Corporation Tbk (Indosat)          1,524,488     1.2

                                              Total Common Stocks in Indonesia                           7,825,607     5.9


Malaysia     Agriculture            374,000   IOI Corporation Berhad                                       757,842     0.6

             Banking &            1,124,000   RHB Capital Berhad                                           615,242     0.5
             Financial

             Cellular Telephones    651,610   Maxis Communications Berhad                                1,294,646     1.0

             Commercial Banks     1,438,200   AMMB Holdings Berhad                                       1,173,268     0.9

             Construction &          43,000   IJM Corporation Berhad                                        52,732     0.0
             Engineering

             Leisure                906,160   Resorts World Berhad                                       2,408,478     1.8

             Mining                  17,200 ++IJM Plantations Berhad                                         5,069     0.0

             Real Estate            310,600   IOI Properties Berhad                                        576,245     0.4

             Steel                1,472,000   Wah Seong Corporation Berhad                                 805,726     0.6

             Tobacco                118,100   British American Tobacco Berhad                            1,351,934     1.0

             Transportation         250,000   Malaysia International Shipping Corporation Berhad
                                              (Foreign)                                                    756,579     0.6

                                              Total Common Stocks in Malaysia                            9,797,761     7.4


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)
                                                                                                    Value        Percent of
Country      Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
Singapore    Airlines               170,573   Singapore Airlines Limited                            $    1,124,900     0.8%

             Cellular Telephones    999,000   MobileOne Limited                                            882,353     0.7

             Diversified            431,962   DBS Group Holdings Limited                                 3,738,940     2.8
             Financial Services

             Food, Beverage       2,373,500   People's Food Holdings Limited                             1,663,113     1.3
             & Tobacco

             Logistics              648,000   SembCorp Logistics Limited                                   763,116     0.6

             Media                  105,000   Singapore Press Holdings Ltd.                              1,168,521     0.9

             Real Estate            357,000   City Developments Limited                                  1,271,772     1.0
                                    485,000   Marco Polo Developments Limited                              528,322     0.4
                                                                                                    --------------   ------
                                                                                                         1,800,094     1.4

             Transportation       2,791,636   ComfortDelGro Corporation Limited                          1,339,683     1.0

                                              Total Common Stocks in Singapore                          12,480,720     9.5


South Korea  Apparel                127,500 ++Cheil Industries Inc.                                      1,851,238     1.4

             Apparel & Textiles      20,800 ++Cheil Jedang Corporation                                   1,084,079     0.8

             Chemicals               45,170 ++LG Chem, Ltd.                                              2,085,061     1.6
                                    152,320 ++LG Corp.                                                   1,059,784     0.8
                                                                                                    --------------   ------
                                                                                                         3,144,845     2.4

             Commerce               240,700 ++Pusan Bank                                                 1,347,435     1.0

             Commercial Banks       141,000   Industrial Bank of Korea (GDR) (b)                           789,600     0.6
                                     66,710 ++Koram Bank                                                   783,835     0.6
                                                                                                    --------------   ------
                                                                                                         1,573,435     1.2

             Cosmetics               10,420 ++Pacific Corporation                                        1,639,740     1.2

             Electronic Equipment    26,800   Samsung Electronics                                       10,144,188     7.7
             & Instruments

             Financial Services--    91,558 ++Kookmin Bank                                               3,431,024     2.6
             Commercial

             Home Furnishings       160,760 ++Hanssem Co., Ltd.                                          1,261,524     1.0

             Machinery &             67,650   Hyundai Mobis                                              3,639,417     2.8
             Engineering

             Steel                   82,647   POSCO (ADR) (a)                                            2,807,519     2.1

             Tobacco                 94,900   KT&G Corporation                                           1,648,703     1.3

             Wireless                17,310   SK Telecom Co., Ltd.                                       2,891,053     2.2
             Telecommunication
             Services

                                              Total Common Stocks in South Korea                        36,464,200    27.7


Taiwan       Chemicals              821,300   Formosa Chemicals & Fibre Corporation                      1,378,913     1.0
                                    733,520   Formosa Plastic Corporation                                1,209,930     0.9
                                                                                                    --------------   ------
                                                                                                         2,588,843     1.9

             Commercial Banks     3,789,398   SinoPac Holdings Company                                   1,919,813     1.5
                                  2,768,000   Taishin Financial Holdings Co., Ltd.                       2,046,445     1.5
                                                                                                    --------------   ------
                                                                                                         3,966,258     3.0

             Computers &            466,620   Ambit Microsystems Corp.                                   1,230,117     1.0
             Peripherals          1,270,369   Compal Electronics Inc.                                    1,739,975     1.3
                                    229,500   MediaTek Incorporation                                     2,156,421     1.6
                                    739,970   Quanta Computer Inc.                                       1,819,956     1.4
                                                                                                    --------------   ------
                                                                                                         6,946,469     5.3

             Diversified          1,930,804   Fubon Financial Holding Co., Ltd.                          1,848,340     1.4
             Financial Services

             Electronic Equipment   452,200   Hon Hai Precision Industry                                 1,778,165     1.4
             & Instruments


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Schedule of Investments (concluded)
                                                                                                    Value        Percent of
Country      Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
Taiwan       Medical Supplies       420,000   Pihsiang Machinery Mfg. Co., Ltd.                     $    1,459,794     1.1%
(concluded)
             Semiconductor          978,798 ++Taiwan Semiconductor Manufacturing Company                 1,830,741     1.4
             Equipment & Products

             Steel                3,271,318   China Steel Corporation                                    2,717,266     2.1

                                              Total Common Stocks in Taiwan                             23,135,876    17.6


Thailand     Building Materials     192,900   The Siam Cement Public Company Limited (Foreign
                                              Registered)                                                1,343,691     1.0

             Commercial Banks     1,023,100 ++Bangkok Bank Public Company Limited (Foreign)              2,969,437     2.3

             Diversified          1,511,500 ++TISCO Finance Public Company Limited                       1,249,331     1.0
             Financial Services

             Energy                 479,000   PTT Public Company Limited                                 2,236,482     1.7

             Real Estate          2,796,800 ++Sansiri Public Company Limited (Foreign)                     825,858     0.6

             Telecommunications   1,212,000   Shin Corporation Public Company Limited (Foreign)          1,192,958     0.9

             Wireless               795,600   Advanced Info Service Public Company Limited
             Telecommunication                (Foreign Registered)                                       1,696,718     1.3
             Services             1,555,000   Total Access Communication Public Company
                                              Limited                                                    2,814,550     2.1
                                                                                                    --------------   ------
                                                                                                         4,511,268     3.4

                                              Total Common Stocks in Thailand                           14,329,025    10.9

                                              Total Common Stocks
                                              (Cost--$102,636,655)                                     131,363,807    99.7


                                              Warrants (c)
Thailand     Telecommunications     315,789   TelecomAsia Corporation Public Company Limited                     0     0.0

                                              Total Warrants in Thailand (Cost--$0)                              0     0.0


                                 Beneficial
                                   Interest   Short-Term Securities
                                 $   19,900   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                              Series I (d)                                                  19,900     0.0

                                              Total in Short-Term Securities
                                              (Cost--$19,900)                                               19,900     0.0

             Total Investments (Cost--$102,656,555)                                                    131,383,707    99.7
             Other Assets Less Liabilities                                                                 326,783     0.3
                                                                                                    --------------   ------
             Net Assets                                                                             $  131,710,490   100.0%
                                                                                                    ==============   ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

++Non-income producing security.

(a)American Depositary Receipts (ADR).

(b)Global Depositary Receipts (GDR).

(c)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                              Net          Interest
Affiliate                                   Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I                  $19,900        $20,605

See Notes to Financial Statements.


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Statement of Assets and Liabilities

As of December 31, 2003
Assets

               Investments, at value (identified cost--$102,656,555)                                        $   131,383,707
               Foreign cash (cost--$95,791)                                                                          95,277
               Receivables:
                  Dividends                                                               $       713,938
                  Capital shares sold                                                             238,243
                  Interest                                                                            225           952,406
                                                                                          ---------------
               Prepaid registration fees                                                                             32,586
                                                                                                            ---------------
               Total assets                                                                                     132,463,976
                                                                                                            ---------------

Liabilities

               Payables:
                  Capital shares redeemed                                                         541,943
                  Other affiliates                                                                 73,958
                  Distributor                                                                      44,070
                  Investment adviser                                                               17,726           677,697
                                                                                          ---------------
               Accrued expenses                                                                                      75,789
                                                                                                            ---------------
               Total liabilities                                                                                    753,486
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   131,710,490
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                $       704,982
               Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                        318,620
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                         94,072
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        380,397
               Paid-in capital in excess of par                                                                 260,367,923
               Distributions in excess of investment income--net                          $       (2,005)
               Accumulated realized capital losses on investments and foreign currency
               transactions--net                                                            (158,882,122)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                               28,728,623
                                                                                          ---------------
               Total accumulated losses--net                                                                  (130,155,504)
                                                                                                            ---------------
               Net Assets                                                                                   $   131,710,490
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $62,809,677 and 7,049,820 shares outstanding                 $          8.91
                                                                                                            ===============
               Class B--Based on net assets of $26,824,783 and 3,186,200 shares outstanding                 $          8.42
                                                                                                            ===============
               Class C--Based on net assets of $7,790,511 and 940,720 shares outstanding                    $          8.28
                                                                                                            ===============
               Class I--Based on net assets of $34,285,519 and 3,803,966 shares outstanding                 $          9.01
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Statement of Operations

For the Year Ended December 31, 2003
Investment Income

               Dividends (net of $486,776 foreign withholding tax)                                          $     3,492,358
               Interest                                                                                              21,626
                                                                                                            ---------------
               Total income                                                                                       3,513,984
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     1,073,400
               Account maintenance and distribution fees--Class B                                 243,883
               Transfer agent fees--Class A                                                       200,461
               Custodian fees                                                                     148,612
               Account maintenance fees--Class A                                                  127,400
               Transfer agent fees--Class B                                                       115,421
               Transfer agent fees--Class I                                                       101,796
               Accounting services                                                                 85,663
               Professional fees                                                                   71,195
               Account maintenance and distribution fees--Class C                                  59,264
               Directors' fees and expenses                                                        51,361
               Registration fees                                                                   46,393
               Printing and shareholder reports                                                    40,028
               Transfer agent fees--Class C                                                        27,221
               Pricing fees                                                                         6,764
               Other                                                                               19,673
                                                                                          ---------------
               Total expenses                                                                                     2,418,535
                                                                                                            ---------------
               Investment income--net                                                                             1,095,449
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized gain (loss)on:
                  Investments--net                                                              3,042,211
                  Foreign currency transactions--net                                             (73,050)         2,969,161
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net                                                             38,395,163
                  Foreign currency transactions--net                                                1,220        38,396,383
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                 41,365,544
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    42,460,993
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Statements of Changes in Net Assets
                                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Assets:                                                              2003               2002
Operations

               Investment income (loss)--net                                              $     1,095,449   $   (1,061,076)
               Realized gain on investments and foreign currency transactions--net              2,969,161         5,144,682
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions--net                                              38,396,383      (23,750,490)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                 42,460,993      (19,666,884)
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                       (586,763)                --
                  Class B                                                                        (57,587)                --
                  Class C                                                                        (32,215)                --
                  Class I                                                                       (384,796)                --
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders            (1,061,361)                --
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions             (7,890,551)      (28,060,792)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         33,509,081      (47,727,676)
               Beginning of year                                                               98,201,409       145,929,085
                                                                                          ---------------   ---------------
               End of year*                                                               $   131,710,490   $    98,201,409
                                                                                          ===============   ===============
                  *Distributions in excess of investment income--net                      $       (2,005)                --
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Financial Highlights

The following per share data and ratios have been derived                              Class A+++
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     6.21   $     7.46   $     8.20   $    13.01   $     7.24
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net**                      .09        (.04)        (.01)        (.09)         --++
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   2.69       (1.21)        (.73)       (4.72)         5.77
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.78       (1.25)        (.74)       (4.81)         5.77
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.08)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     8.91   $     6.21   $     7.46   $     8.20   $    13.01
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                44.88%     (16.76%)      (9.02%)     (36.97%)       79.70%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.08%        2.24%        1.91%        1.76%        1.77%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                      1.21%       (.60%)       (.14%)       (.83%)       (.02%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   62,810   $   46,866   $   57,938   $   64,046   $   93,352
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                79.72%      141.69%       83.65%       66.85%       88.37%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

++Amount is less than $(.01) per share.

+++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     5.87   $     7.11   $     7.89   $    12.61   $     7.07
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net**                      .02        (.10)        (.07)        (.17)        (.07)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   2.55       (1.14)        (.71)       (4.55)         5.61
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.57       (1.24)        (.78)       (4.72)         5.54
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.02)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     8.42   $     5.87   $     7.11   $     7.89   $    12.61
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                43.77%     (17.44%)      (9.89%)     (37.43%)       78.36%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.91%        3.03%        2.74%        2.51%        2.58%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                       .36%      (1.39%)       (.93%)      (1.58%)       (.82%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   26,825   $   25,148   $   52,614   $   99,097   $  278,334
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                79.72%      141.69%       83.65%       66.85%       88.37%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     5.79   $     7.01   $     7.77   $    12.42   $     6.97
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net**                      .03        (.10)        (.07)        (.17)        (.07)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   2.49       (1.12)        (.69)       (4.48)         5.52
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.52       (1.22)        (.76)       (4.65)         5.45
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.03)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     8.28   $     5.79   $     7.01   $     7.77   $    12.42
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                43.62%     (17.40%)      (9.78%)     (37.44%)       78.19%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.90%        3.05%        2.73%        2.53%        2.56%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                       .39%      (1.41%)       (.92%)      (1.60%)       (.85%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $    7,791   $    5,434   $    7,565   $   12,015   $   26,436
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                79.72%      141.69%       83.65%       66.85%       88.37%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Financial Highlights (concluded)

The following per share data and ratios have been derived                              Class I+++
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     6.28   $     7.52   $     8.25   $    13.04   $     7.24
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net**                      .10        (.02)          .01        (.07)          .02
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   2.73       (1.22)        (.74)       (4.72)         5.78
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.83       (1.24)        (.73)       (4.79)         5.80
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.10)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     9.01   $     6.28   $     7.52   $     8.25   $    13.04
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                45.16%     (16.49%)      (8.85%)     (36.73%)       80.11%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.82%        1.99%        1.66%        1.54%        1.49%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                      1.42%       (.32%)         .13%       (.65%)         .19%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   34,286   $   20,755   $   27,813   $   36,485   $   34,211
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                79.72%      141.69%       83.65%       66.85%       88.37%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

See Notes to Financial Statements.


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $36,957 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $73,050 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                        $2,081                $21,557
Class I                        $   38                $   713


For the year ended December 31, 2003, MLPF&S received contingent deferred sales charges of $16,821 and $1,980 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $50 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $1,281 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2003, the Fund reimbursed MLIM
$2,466 for certain accounting services.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $83,724,667 and $94,061,305, respectively.

Net realized gains (losses) for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:


                                        Realized         Unrealized
                                  Gains (Losses)              Gains

Long-term investments            $     3,042,211    $    28,727,152
Foreign currency transactions           (73,050)              1,471
                                 ---------------    ---------------
Total                            $     2,969,161    $    28,728,623
                                 ===============    ===============


As of December 31, 2003 net unrealized appreciation for Federal income tax purposes aggregated $28,312,523, of which $33,024,135 related to appreciated securities and $4,711,612 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $103,071,184.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $7,890,551 and $28,060,792 for the years ended December 31, 2003 and December 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended December 31, 2003++                 Shares             Amount

Shares sold                              579,599    $     4,276,605
Automatic conversion of shares           605,044          4,385,143
Shares issued to shareholders
   in reinvestment of dividends           55,739            471,548
                                  --------------    ---------------
Total issued                           1,240,382          9,133,296
Shares redeemed                      (1,736,215)       (12,432,429)
                                  --------------    ---------------
Net decrease                           (495,833)    $   (3,299,133)
                                  ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                                  Dollar
Ended December 31, 2002++                 Shares             Amount

Shares sold                              275,973    $     2,042,291
Automatic conversion of shares         1,721,273         12,782,954
                                  --------------    ---------------
Total issued                           1,997,246         14,825,245
Shares redeemed                      (2,219,416)       (16,308,537)
                                  --------------    ---------------
Net decrease                           (222,170)    $   (1,483,292)
                                  ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            3,712,340    $    23,680,209
Shares issued to shareholders
   in reinvestment of dividends            5,770             46,102
                                  --------------    ---------------
Total issued                           3,718,110         23,726,311
Shares redeemed                      (4,170,714)       (26,715,223)
Automatic conversion of shares         (642,479)        (4,385,143)
                                  --------------    ---------------
Net decrease                         (1,095,083)    $   (7,374,055)
                                  ==============    ===============



Class B Shares for the Year                                  Dollar
Ended December 31, 2002                   Shares             Amount

Shares sold                            1,690,908    $    11,307,995
Shares redeemed                      (2,996,441)       (20,513,639)
Automatic conversion of shares       (1,810,039)       (12,782,954)
                                  --------------    ---------------
Net decrease                         (3,115,572)    $  (21,988,598)
                                  ==============    ===============



Class C Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                              605,215    $     3,853,010
Shares issued to shareholders
   in reinvestment of dividends            3,487             27,408
                                  --------------    ---------------
Total issued                             608,702          3,880,418
Shares redeemed                        (606,566)        (3,785,228)
                                  --------------    ---------------
Net increase                               2,136    $        95,190
                                  ==============    ===============



Class C Shares for the Year                                  Dollar
Ended December 31, 2002                   Shares             Amount

Shares sold                            1,241,141    $     8,412,552
Shares redeemed                      (1,381,634)        (9,569,682)
                                  --------------    ---------------
Net decrease                           (140,493)    $   (1,157,130)
                                  ==============    ===============



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (concluded)


Class I Shares for the Year                                  Dollar
Ended December 31, 2003++                 Shares             Amount

Shares sold                           10,336,268    $    69,421,690
Shares issued to shareholders
   in reinvestment of dividends           36,257            309,998
                                  --------------    ---------------
Total issued                          10,372,525         69,731,688
Shares redeemed                      (9,873,160)       (67,044,241)
                                  --------------    ---------------
Net increase                             499,365    $     2,687,447
                                  ==============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                  Dollar
Ended December 31, 2002++                 Shares             Amount

Shares sold                            8,163,629    $    58,816,648
Shares redeemed                      (8,556,868)       (62,248,420)
                                  --------------    ---------------
Net decrease                           (393,239)    $   (3,431,772)
                                  ==============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:


                                      12/31/2003         12/31/2002
Distributions paid from:
   Ordinary income                $    1,061,361                 --
                                  --------------    ---------------
Total taxable distributions       $    1,061,361                 --
                                  ==============    ===============


As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (158,467,493)*
Unrealized gains--net                                  28,311,989**
                                                    ---------------
Total accumulated losses--net                       $ (130,155,504)
                                                    ===============

*On December 31, 2003, the Fund had a net capital loss carryforward of $158,467,493, of which $3,890,489 expires in 2004; $2,581,766 expires in 2005; $133,350,738 expires in 2006 and $18,644,500 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency losses for tax purposes.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Directors of Merrill Lynch Dragon Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Dragon Fund, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Dragon Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 13, 2004



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Dragon Fund, Inc. to shareholders of record on December 16, 2003:


Qualified Dividend Income for Individuals               100%
Foreign Source Income                                   100%
Foreign Taxes Paid Per Share                        $.031834


The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held with    Of Time                                                Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*         President    1999 to  President and Chairman of the Merrill Lynch   123 Funds      None
P.O. Box 9011           and          present  Investment Managers, L.P. ("MLIM")/Fund       160 Portfolios
Princeton,              Director     and      Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                        1992 to  Funds since 1999; Chairman (Americas Region)
Age: 63                              present  of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from 1986
                                              to 2002 and Director thereof from 1991 to
                                              2002; Executive Vice President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President of
                                              Princeton Administrators, L.P. from 1989 to
                                              2002; Director of Financial Data Services,
                                              Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*

Ronald W. Forbes        Director     2000 to  Professor Emeritus of Finance, School of      51 Funds       None
P.O. Box 9095                        present  Business, State University of New York at     50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery   Director     2000 to  Professor, Harvard Business School since      51 Funds       Unum Provident
P.O. Box 9095                        present  1989.                                         50 Portfolios  Corporation;
Princeton,                                                                                                 Newell
NJ 08543-9095                                                                                              Rubbermaid, Inc.
Age: 51


Charles C. Reilly       Director     1992 to  Self-employed financial consultant since      51 Funds       None
P.O. Box 9095                        present  1990.                                         50 Portfolios
Princeton,
NJ 08543-9095
Age: 72


Kevin A. Ryan           Director     2000 to  Director Emeritus of The Boston University    51 Funds       None
P.O. Box 9095                        present  Center for the Advancement of Ethics and      50 Portfolios
Princeton,                                    Character from 1989 to 1999; Professor of
NJ 08543-9095                                 Education at Boston University from 1982 to
Age: 71                                       1999 and Professor Emeritus thereof since 1999.


Roscoe S. Suddarth      Director     2000 to  President of Middle East Institute from       51 Funds       None
P.O. Box 9095                        present  1995 to 2001; Foreign Service Officer of      50 Portfolios
Princeton,                                    United States Foreign Service, from 1961
NJ 08543-9095                                 to 1995; Career Minister from 1989 to
Age: 68                                       1995; Deputy Inspector General of U.S.
                                              Department of State, from 1991 to 1994;
                                              U.S. Ambassador to the Hashemite Kingdom
                                              of Jordan from 1987 to 1990.


MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003


Officers and Directors (unaudited)(concluded)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held with    Of Time                                                Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Richard R. West         Director     1992 to  Dean Emeritus of New York University,         51 Funds       Bowne & Co.,
P.O. Box 9095                        present  Leonard N. Stern School of Business           50 Portfolios  Inc.; Vornado
Princeton,                                    Administration since 1994.                                   Realty Trust;
NJ 08543-9095                                                                                              Vornado
Age: 65                                                                                                    Operating
                                                                                                           Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg       Director     1994 to  Self-employed financial consultant since      51 Funds       None
P.O. Box 9095                        present  1994; Executive Vice President of The         50 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                        Position(s)  Length
                        Held with    Of Time
Name, Address & Age     Fund         Served*  Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011           Treasurer    1999 to
Age: 43                              present


Robert C. Doll, Jr.     Senior       1999 to  President of MLIM and member of the Executive Management Committee of
P.O. Box 9011           Vice         present  ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,              President             Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 49                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


Nicholas D. Moakes      Vice         2002 to  Director (Equities) of MLIM and head of Asia Pacific Investments since 2000;
P.O. Box 9011           President    present  Asian equities fund manager since 1997.
Princeton,
NJ 08543-9011
Age: 39


Phillip S. Gillespie    Secretary    2003 to  First Vice President of MLIM since 2001; Director from 2000 to 2001; Vice
P.O. Box 9011                        present  President (Legal Advisory) from 1999 to 2000; Attorney associated with MLIM
Princeton,                                    since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc.
NJ 08543-9011                                 from 1997 to 1998.
Age: 39


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Effective January 1, 2004, Charles C. Reilly, Director of Merrill
Lynch Dragon Fund, Inc., retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.



MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 2003



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - 2003--$35,200        2002--$36,400

(b) Audit-Related Fees -  2003--$0    2002--$0

(c) Tax Fees -2003--$7,480            2002--$6,500     The nature of
the services include tax compliance, tax advice and tax planning

(d) All Other Fees - 2003--$0         2002--$0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) 0%

(f) N/A

(g) 2003--$18,690,437                 2002--$17,012,158

(h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Dragon Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Dragon Fund, Inc.


Date: February 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Dragon Fund, Inc.


Date: February 23, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Dragon Fund, Inc.


Date: February 23, 2004